UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 1, 2006

                                  BIOFIELD INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                       000-27848              13-3703450
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


       1025 Nine North Drive, Alpharetta, Georgia                 30004
        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, Including Area Code: (770) 740-8180


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

         Biofield Corp. ("Biofield") has granted to Piyush Desai, an outside consulant to Biofield, an option to purchase 100,000 shares of Biofield's Common Stock, par value $.001 per share, at an exercise price equal to $0.04 per share.

         The Option expires and terminate on February 11, 2011. The Option includes registration rights to the extent that the resale of the shares of Common Stock underlying such Option is not registered on a Registration Statement filed with the Securities and Exchange Commission. If such shares are not registered for resale, Biofield is required to file a registration statement within ninety (90) days following the issuance of such shares.

         In addition to customary anti-dilution provisions, the options include certain anti-dilution rights which terminate upon the consummation of any transaction or series of transactions by which any person not affiliated with Dr. David M. Long, Jr. or his affiliates (the "Long Group"), directly or indirectly, obtains or otherwise controls an amount of Biofield's equity securities (or securities convertible into equity securities) that is greater than the equity securities held or controlled by the Long Group on March 1, 2006 (the "Trigger Event"). These anti-dilution rights provide, among other things more fully described in the Share Option Agreement, that in connection with Trigger Event, Mr. Desai shall be entitled to receive an adjustment to his Option so that Mr. Desai, upon exercise of his Option, would receive shares of Biofield Common Stock (or other securities, as the case may be) equal to the same percentage of Biofield Common Stock (on a fully-diluted basis) that Mr. Desai would have held at date of the grant if Mr. Desai had exercised his Option on the date of grant.

         These anti-dilution provisions, and other terms and conditions of the Option, are more fully-described in the Biofield Share Option Agreement filed as exhibits to this Report on Form 8-K.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BIOFIELD INC.

Date:  March 2, 2006                    By: /s/ JOHN D. STEPHENS
                                            ----------------------------------
                                            John D. Stephens
                                            Senior Vice President and
                                            Chief Operating Officer
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                                  EXHIBIT INDEX

Exhibit
No.                              Description
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  99.1    Biofield Corp. Share Option Agreement with Piyush Desai, dated as of
          March 1, 2006.